SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 1, 2002



                FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        New Jersey                                              22-1697095
----------------------------------                        ----------------------
(State or other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)                              Identification No.)


       505 Main Street, P.O. Box 667, Hackensack, New Jersey         07602
       -----------------------------------------------------       ----------
               (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code   201-488-6400
                                                     ------------

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Item 5. Other Events

On November 1, 2002, Wayne PSC, LLC, in which First Real Estate Investment Trust of New Jersey ("FREIT") is the Managing Member, and has a 40% interest, acquired the Preakness Shopping Center ("Preakness"), in Wayne, NJ.

Preakness, situated on 40 acres, is a 323,000 +/- SF Community Center on that is anchored by Macy's and Stop & Shop, (under construction). Its 40+other tenants include well known regional and national retail merchants such as Dress Barn, Starbucks, 9 West, Annie Sez, Radio Shack, Bath & Body Works, Mandee's, and Good Year Tire. The center also includes branches of the First Union and Commerce Bank, and a multiplex Clearview Movie Theater.

The total acquisition costs of $35.5 million were financed in part by a $26.5 million, ten year first mortgage loan, and by $9 million of equity contributions provided pro rata by the Members of Wayne PSC, LLC.

A copy of the press release is attached as Exhibit 1, and incorporated herein by reference.





Disclosure Concerning Forward-Looking Statements
------------------------------------------------

Certain Statements in this Form 8-K may contain information that is, or anticipate certain events that are, forward-looking within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cautions readers that forward-looking statements, including, without limitation, those relating to the Registrant's liquidity and capital resources, are subject to certain risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors, including without limitation, the Registrant's future financial performance; the availability of capital; general market conditions; national and local economic conditions; particularly long-term interest rates; the terms of federal, state and local governmental regulations that affect the Registrant; and the competitive environment in which the Registrant operates, including the availability of retail space and residential apartment units in the areas where the Registrant's properties are located. In addition, the Registrant's continued qualification as a real estate investment trust involves the application of highly technical and complex rules of the Internal Revenue Code. The forward-looking statements are made as of the date of this Form 8-K and the Registrant assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those projected in such forward-looking statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                             FIRST REAL ESTATE INVESTMENT TRUST
                                                                  OF NEW JERSEY


                                             By:  /s/ Robert S. Hekemian
                                                 ---------------------------
                                                    Robert S. Hekemian
                                                    Chairman of the Board


DATED: November 5, 2002